Waddell & Reed Advisors Funds

Supplement dated November 22, 2010 to the

Waddell & Reed Advisors Equity Funds Prospectus

dated October 29, 2010

The following replaces the text under the heading “Objectives” for Waddell & Reed Advisors Core Investment Fund on page 7 of the Waddell & Reed Advisors Equity Funds prospectus:

Objective

To provide capital growth.

The following replaces the first sentence of the first paragraph of the “Waddell & Reed Advisors Core Investment Fund — Principal Investment Strategies” section on page 8 of the Waddell & Reed Advisors Equity Funds prospectus:

Waddell & Reed Advisors Core Investment Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in equity securities, primarily in common stocks of large cap companies with dominant market positions in their industries.

The following replaces the first and second paragraphs of the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Waddell & Reed Advisors Core Investment Fund” section on page 53 of the Waddell & Reed Advisors Equity Funds prospectus:

The Fund seeks to achieve its objective of capital growth by investing, during normal market conditions, in common stocks of large, high-quality U.S. and foreign companies that WRIMCO believes are globally dominant, have sustainable competitive advantages accompanied by financial strength and earnings stability, and have dominant positions in their industries. There is no guarantee, however, that the Fund will achieve its objective.

WRIMCO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its securities-selection process. It attempts to select securities with growth possibilities by looking at many factors that may include a company’s: projected long-term earnings power compared to market expectations over a multi-year horizon, competitive position in the global economy, history of improving sales and profits, management strength, leadership position in its industry, stock price value, and dividend payment history.

The following replaces the last sentence of the sixth paragraph of the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Waddell & Reed Advisors Core Investment Fund” section on page 53 of the Waddell & Reed Advisors Equity Funds prospectus:

However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

The following replaces numbered section four (4) on page 86 of the “Exchange Privileges — Redemption Fee/Exchange Fee” section of the Waddell & Reed Advisors Equity Funds prospectus:

4.	shareholder accounts participating in certain asset allocation, wrap or other fee-based programs whose trading practices are deemed by a Fund not to be detrimental to the Fund or long-term shareholders (e.g., programs that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment adviser for the program)

Supplement	Prospectus	1